UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2017 (June 6, 2017)

AERKOMM INC.
(Exact name of registrant as specified in its charter)

Nevada	333-192093	46-3424568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44043 Fremont Blvd. Fremont, CA 94538
(Address of principal executive offices)

(877) 742-3094
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2017, the Board of Directors (the “Board”) of Aerkomm Inc. (the “Company”) at a special telephonic meeting of the Board increased the size of the Board from five members to six members and appointed Mr. Chien-An (Robert) Lu as the Company’s sixth director, effective as of June 6, 2017, to serve until his successor is duly elected and qualified.

The Board appointed Mr. Lu to the Company’s audit committee to serve as that committee’s Chairman. The Board has determined, based upon a review of Mr. Lu’s experience in accounting and financial matters, that Mr. Lu shall be designated as an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K.

Mr. Lu, age 43, has more than 15 years of experience in accounting, business and intangible asset valuation, financial asset and private fund management, corporate financing and restructuring, mergers and acquisitions and private equity investing and is an Accredited Valuation Analyst of the National Association of Certified Valuation Analysts. Mr. Lu has been the Vice President of China Intangible Asset Appraisement Co., Ltd. since 2002, and has been an Assistant Professor of the Department of Finance and International Business of the Fu Jen Catholic University since 2014. He has been the Chairman of The Audit Committee of Join Well Technology Co., Ltd. (TW OTC 3629) since 2015, and an independent director of Eng Electric Co., Ltd. (TW OTC 8287) since 2014. Mr. Lu was a Semi-Senior Auditor of Audit function at Deloitte from 1998-2000. Mr. Lu obtained a Master’s degree in Finance Management from The National CHENGCHI University in Taipei, R.O.C., in 2008, and a Bachelor’s degree in Accounting from The Tamkang University in Taipei, R.O.C., in 1996.

There are no arrangements or understandings between Mr. Lu and any other persons pursuant to which he was elected as a director. There is no family relationship that exists between Mr. Lu and any directors or executive officers of the Company. In addition, there has been no transaction, nor is there any currently proposed transaction between Mr. Lu and the Company, that would require disclosure under Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERKOMM INC.

Date: June 9, 2017	By:	/s/ Peter Chiou
	Name:	Peter Chiou
	Title:	Chief Executive Officer

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